UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2008

ISRAEL GROWTH PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51980	20-3233358

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Yahalom Tower, 3a Jabotinsky St., Ramat Gan, Israel	52520

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-9-9602049

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 6, 2008, Israel Growth Partners Acquisition Corporation, a Delaware corporation (“IGPAC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) among IGPAC, Negevtech Ltd., a corporation organized under the laws of the State of Israel (“Negevtech”), and Negevtech Acquisition Subsidiary Corporation, a Delaware corporation and a wholly-owned subsidiary of Negevtech (“Sub”), pursuant to which Sub will merge with and into IGPAC (the “merger”), with IGPAC continuing as the surviving corporation and as a wholly owned subsidiary of Negevtech.

Pursuant to the Merger Agreement, at the effective time of the merger, holders of IGPAC common stock and Class B common stock (who do not vote against the merger and exercise a conversion right) will receive ordinary shares of Negevtech in exchange for the securities held by them according to an exchange ratio computed by reference to (a) the amount of cash in IGPACs trust fund (approximately $55 million) less certain expenses and cash paid to objecting IGPAC common B stockholders, and (b) a $50 million valuation set for Negevtech. Holders of IGPAC warrants will receive warrants with equivalent terms to purchase ordinary shares of Negevtech. After consummation of the merger, IGPACs stockholders will own up to 51.3% of Negevtech.

The Merger Agreement has been approved by the Boards of Directors of IGPAC and Negevtech. The merger is subject to several conditions, including (a) the approval of IGPAC’s class B common stockholders and will only occur upon such approval if holders of less than 20% of the outstanding class B common stock shares exercise their conversion rights, (b) the approval of IGPAC’s common and class B common stock, voting together as a single class, and (c) the effectiveness of a registration on Form F-4 pursuant to which Negevtech’s ordinary shares shall be eligible for trading on the Over-the-Counter Bulletin Board (or shall have been listed for trading on NASDAQ). Negevtech and certain shareholders of Negevtech have committed that Negevtech or these shareholders will purchase shares of IGPAC class B common stock with a value of up to $15 million in negotiated transactions with holders of such shares, in order to ensure that the requisite number of shares of IGPAC class B common stock vote in favor of the merger. If approved by the requisite vote of IGPAC’s stockholders, and the other conditions to the merger as set forth in the Merger Agreement are fulfilled, the transaction is expected to close in the third quarter of 2008. There can be no assurance that the conditions to the merger will be fulfilled, including the approval of the Merger Agreement and the merger by IGPAC’s stockholders.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On March 7, 2008, IGPAC issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

About this Transaction

It is expected that Negevtech Ltd. will file a Registration Statement on Form F-4 with the U.S. Securities and Exchange Commission, which Form will include a proxy statement/prospectus for the stockholders of IGPAC, and that Negevtech Ltd. and IGPAC will mail a proxy statement/prospectus to the stockholders of IGPAC containing information about the proposed merger. IGPAC stockholders are urged to read the Registration Statement and the proxy statement/prospectus carefully when it becomes available, as it will contain important information about Negevtech Ltd., IGPAC, the proposed merger, the persons soliciting proxies related to the proposed merger, their interests in the proposed merger, and related matters. IGPAC stockholders and other investors will be able to obtain a free copy of the proxy statement/prospectus and the Registration Statement, as well as other filings containing information about IGPAC and Negevtech Ltd., without charge, at the Securities and Exchange Commission’s Internet site ( http://www.sec.gov/ ).

Copies of the prospectus/proxy statement and the filings with the Securities and Exchange Commission that will be incorporated by reference in the prospectus/proxy statement can also be obtained, without charge, by directing a request to Israel Growth Partners Acquisition Corp., Yahalom Tower, 3a Jabotinsky St., Ramat Gan, Israel, or Negevtech Ltd. 12 Hamada St., Rehovot, Israel.

Proxy Solicitation

The respective directors and executive officers of IGPAC and Negevtech and other persons may be deemed to be participants in the solicitation of proxies from IGPAC’s stockholders in respect of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the IGPAC stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding IGPAC’s directors and executive officers are available in its Annual Report on Form 10-K for the fiscal year ended July 31, 2007, filed with the Securities and Exchange Commission. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

Forward Looking Statements

This report and the press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about IGPAC and Negevtech, the merger and the parties’ combined business after completion of the proposed merger. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of IGPAC and Negevtech’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of IGPAC stockholders to approve the Merger Agreement and the transactions contemplated thereby; the number and percentage of IGPAC stockholders voting against the merger and seeking conversion of their shares; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Negevtech is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of similar products and services provided by Negevtech; timing, approval and market acceptance of new products introduction; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in IGPAC’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 31, 2007. The information set forth herein should be read in light of such risks. Neither IGPAC nor Negevtech assumes any obligation to update the information contained in this report and press release, and such forward-looking information speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 2.1	Agreement and Plan of Merger by and among Israel Growth Partners Acquisition Corporation, Negevtech Ltd., and Negevtech Acquisition Subsidiary Corporation, dated March 6, 2008.

Exhibit 99.1	Press Release of Israel Growth Partners Acquisition Corporation dated March 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2008	ISRAEL GROWTH PARTNERS ACQUISITION CORP. By: /s/ Carmel Vernia —————————————— Carmel Vernia Chief Executive Officer

INDEX TO EXHIBITS

Exhibit 2.1	Agreement and Plan of Merger by and among Israel Growth Partners Acquisition Corporation, Negevtech Ltd., and Negevtech Acquisition Subsidiary Corporation, dated March 6, 2008.

Exhibit 99.1	Press Release of Israel Growth Partners Acquisition Corporation dated March 7, 2008.